UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 23, 2023
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Sales Agreement
On August 23, 2023, the Company entered into an amendment (the “Amendment No. 1”) to the Sales Agreement (the “Sales Agreement” and as amended by Amendment No. 1, the “Amended Sales Agreement”) with Cowen and Company, LLC (“TD Cowen”), to increase the aggregate offering price of the shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), that may be offered and sold from time to time in an at the market offering program,from $100,000,000 to $200,000,000 (the “Placement Shares”) through TD Cowen as its sales agent and/or principal. As of August 23, 2023, the Company has offered and sold shares of Common Stock having an aggregate offering price at the time of sale of $83,514,365.80 under the Sales Agreement.
Under the Amended Sales Agreement, the Company will set the parameters for the sale of the Placement Shares, including the number of Placement Shares to be issued, the time period during which sales are requested to be made, limitations on the number of Placement Shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Amended Sales Agreement, TD Cowen may sell the Placement Shares by methods deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made through The Nasdaq Capital Market (“Nasdaq”), on any other existing trading market for the Common Stock. In conducting such sales activities, TD Cowen will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of Nasdaq. The Company will pay TD Cowen a commission equal to 3.0% of the gross sales proceeds of any Placement Shares sold through TD Cowen under the Amended Sales Agreement, and has provided TD Cowen with customary indemnification and contribution rights. The Company will also reimburse TD Cowen for certain expenses incurred in connection with the Amended Sales Agreement. The Amended Sales Agreement will terminate upon the earlier of (i) the sale of all Placement Shares subject to the Amended Sales Agreement or (ii) termination of the Amended Sales Agreement in accordance with the terms and conditions set forth therein.
The Company is not obligated to sell, and TD Cowen is not obligated to buy or sell, any Placement Shares under the Amended Sales Agreement. No assurance can be given that the Company will sell any Placement Shares under the Amended Sales Agreement, or, if it does, as to the price or amount of the Placement Shares that it sells or the dates when such sales will take place.
Any Placement Shares to be offered and sold under the Amended Sales Agreement will be issued and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-263298), which was filed with the Securities and Exchange Commission (“SEC”) on March 4, 2022 and which became effective on April 25, 2022 (the “Registration Statement”). The Company intends to file a prospectus supplement with the SEC on August 23, 2023 in connection with the offer and sale of the Placement Shares pursuant to the Amended Sales Agreement.
The foregoing is a summary description of certain terms of the Amended Sales Agreement. For a full description of all terms, please refer to the copy of the Amended Sales Agreement that is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
Supply Agreement
On August 23, 2023, HI-POWER, LLC (“Hi-Power”), a wholly-owned subsidiary of the Company, entered into a Master Supply Agreement (the “Supply Agreement”) with ACRO Automation Systems, Inc. (“Acro”), a Wisconsin corporation, to govern the provision of certain services, including engineering, design, and installation (“Initial Services”), as well as the purchase of certain equipment (the “Initial Equipment”) in connection with the construction and installation of an automated assembly line (the “Assembly Line”). Additional services and equipment may be purchased by issuing additional purchase orders under the Supply Agreement. The total purchase price of the Initial Equipment and Initial Services is $17,154,300 (the “Initial Price”). The Initial Price will be paid for with the application of certain pre-paid deposits and with installment payments based on key milestones beginning upon execution of the Supply Agreement and ending six (6) months after completion of site acceptance testing (“SAT”) that confirms that Acro has completed installation and demonstrated that the Assembly Line meets certain production performance requirements. The Supply Agreement contains customary default provisions, suspension clauses and remedies for any uncured event of default by Hi-Power.

Additionally, contingent on an accelerated SAT completion for the Assembly Line, Hi-Power would pay Acro an additional incentive payment of either $1,000,000 or $500,000. Additionally, contingent on Acro meeting all prior SAT completion dates and the U.S. Department of Energy providing the applicable funding, Hi-Power would issue additional purchase orders to Acro for the equipment and services needed to complete up to three (3) additional automated line(s).
Item 1.02 Termination of a Material Definitive Agreement.
On August 23, 2023, the Company and YA II PN, Ltd. (“Yorkville”), an affiliate of Yorkville Advisors, terminated the Standby Equity Purchase Agreement dated as of April 28, 2022, as amended (the “SEPA”) by the mutual written consent of the parties, effective as of August 23, 2023. As previously disclosed, pursuant to the SEPA, the Company has the right, but not the obligation, to sell up to $75.0 million of shares of Common Stock to Yorkville at times of the Company’s choosing during the two-year term of the agreement. As of August 23, 2023, the Company has sold shares of Common Stock to Yorkville in an aggregate offering price of $50.8 million under the SEPA. At the time of termination, there were no outstanding borrowings, advance notices or shares of Common Stock to be issued under the SEPA. In addition, there were no fees due by the Company or Yorkville in connection with the termination of the SEPA.
Item 8.01 Other Events.
A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the shares of Common Stock that may be sold pursuant to the Amended Sales Agreement is filed herewith as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

5.1	Opinion of Davis Polk & Wardwell LLP
10.1	Amendment No. 1 to Sales Agreement, dated August 23, 2023, by and between Eos Energy Enterprises, Inc. and Cowen and Company, LLC
10.2*	Master Supply Agreement, dated August 23, 2023, by and between HI-POWER, LLC and ACRO Automation Systems, Inc.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL
*Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the SEC or its staff upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: August 23, 2023	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer
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